EXECUTION COPY

Credit And Asset Repackaging Vehicle Corporation

Public Credit and Repackaged SecuritiesSM (PCARS)SM
Trust Certificates

Amended and Restated Underwriting Agreement

November 30, 2001

Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

              This is to amend and restate the Underwriting Agreement, dated as of September 21, 2001 (the “Original Agreement”), between you and us. The Original Agreement shall be superseded and replaced in all respects by this Amended and Restated Underwriting Agreement (this “Agreement”), and shall be of no further force and effect, upon the execution and delivery of this Agreement by you and us.

             From time to time, Credit And Asset Repackaging Vehicle Corporation, a Delaware corporation (the “Depositor”), proposes to enter into one or more Pricing Agreements (each, a “Pricing Agreement”) in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to sell to the firm or firms named in Schedule I to the applicable Pricing Agreement (such firm or firms constituting the “Underwriters” with respect to such Pricing Agreement and the trust certificates specified therein) certain trust certificates (the “Certificates”) issued by a series of Public Credit and Repackaged SecuritiesSM (PCARS)SM Trusts (each, a “Trust”) pursuant to trust agreements (each, a “Trust Agreement”) between the Depositor and a trustee (the “Trustee”), with respect to each Trust. The Certificates to be sold pursuant to any Pricing Agreement will be specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the “Designated Certificates”).

             The terms and rights of any particular sale of Designated Certificates shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the Trust Agreement identified in such Pricing Agreement.

             1. Particular sales of Designated Certificates may be made from time to time to the Underwriters of such Certificates, for whom the firms designated as representatives of the Underwriters of such Certificates in the Pricing Agreement relating thereto will act as representatives (the “Representatives”). The term “Representatives” also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the Depositor to sell any of the Certificates or as an obligation of any of the Underwriters to purchase any of the Certificates. The obligation of the Depositor to sell any of the

Certificates and the obligation of any of the Underwriters to purchase any of the Certificates shall be evidenced by the Pricing Agreement with respect to the Designated Certificates specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Certificates, the initial public offering price of such Designated Certificates, the purchase price to the Underwriters of such Designated Certificates, the names of the Underwriters of such Designated Certificates, the names of the Representatives of such Underwriters and the principal amount of such Designated Certificates to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Certificates and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Trust Agreement and the registration statement and prospectus with respect thereto) the terms of such Designated Certificates. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

             2. The Depositor represents and warrants to, and agrees with, each of the Underwriters that:

        (a) A registration statement on Form S-3 (File No. 333-64594) (the “Initial Registration Statement”) in respect of the Certificates has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement, any post-effective amendment thereto and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective but excluding Form T-1, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the prospectus relating to the Certificates, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the “Prospectus”; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the

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documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Initial Registration Statement shall be deemed to refer to and include any annual report of the Depositor filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Certificates in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

        (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Depositor by an Underwriter of Designated Certificates through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Certificates;

        (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Depositor by an Underwriter of Designated Certificates through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Certificates;

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        (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting, as applicable, the general affairs, management, financial position or results of operations of the Depositor and its subsidiaries, or any Trust, otherwise than as set forth or contemplated in the Prospectus;

        (e) The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

        (f) This Agreement has been, and at the Time of Delivery (as defined in Section 4 hereof) for any Designated Certificates, the Pricing Agreement with respect to such Designated Certificates will have been, duly authorized, executed and delivered by the Depositor;

        (g) When Designated Certificates are delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Certificates, such Designated Certificates will have been duly authorized, executed, authenticated, issued and delivered and will entitle the holders thereof to the benefits provided by the related Trust Agreement, which will be substantially in the form filed as an exhibit to the Registration Statement; and, at the Time of Delivery for such Designated Certificates, such Trust Agreement will have been duly authorized and duly qualified under the Trust Indenture Act and will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and such Trust Agreement and such Designated Certificates will conform to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Certificates;

        (h) The issue and sale of the Certificates and the compliance by the Depositor or the relevant Trust, as applicable, with all of the provisions of the Certificates, the Trust Agreement, this Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor or such Trust is a party or by which the Depositor or such Trust is bound or to which any of the property or assets of the Depositor or such Trust is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Depositor or the Trust Agreement establishing such Trust or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or such Trust or any of its properties (each such court, agency or body, a “Governmental Authority”); and no consent, approval, authorization, order, registration or qualification of or with any Governmental Authority is required for the issue and sale of the Certificates or the consummation by the Depositor or such Trust of the transactions contemplated by this Agreement or any Pricing Agreement or the applicable Trust Agreement, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or

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qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Certificates by the Underwriters;

        (i) The statements set forth in the Prospectus under the captions “Description of Trust Agreement”, “Description of Trust Property”, “Description of Securities”, “Description of Swap Agreements” and “Description of Certificates”, insofar as they purport to constitute a summary of the terms of the Certificates, and under the caption “Underwriting”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

        (j) Neither the Depositor nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws, and neither the Depositor nor any of its subsidiaries nor the relevant Trust is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

        (k) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Depositor or any of its subsidiaries or, to the best knowledge of the Depositor after due inquiry, the relevant Trust is a party or of which any property of the Depositor or any of its subsidiaries or, to the best knowledge of the Depositor after due inquiry, the relevant Trust is the subject which, if determined adversely to the Depositor or any of its subsidiaries or such Trust, as applicable, would individually or in the aggregate have a material adverse effect on, as applicable, the current or future consolidated financial position or results of operations of the Depositor and its subsidiaries or such Trust; and, to the best of the Depositor’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

        (l) Neither the Depositor nor any Trust is, or after giving effect to the offering and sale of the Certificates will be, an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

             3. Upon the execution of the Pricing Agreement applicable to any Designated Certificates and authorization by the Representatives of the release of such Designated Certificates, the several Underwriters propose to offer such Designated Certificates for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

             4. Designated Certificates to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and, in the case of registered Certificates, registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Depositor, shall be delivered by or on behalf of the Depositor or the relevant Trust to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Depositor to the Representatives at least forty-eight hours in advance or at such other place and time and date as the Representatives and the Depositor may agree upon in writing, such time and date being herein called the “Time of Delivery” for such Certificates.

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             Delivery at the time of Delivery of any Designated Certificates in bearer form shall be effected by delivery of a single temporary global Certificate to a common depositary in London for Euroclear Bank, S.A./N.V. and Clearstream International, for credit to the accounts designated by the Representatives. The Depositor shall cause definitive Certificates in bearer form to be prepared and delivered in exchange for such global Certificate in the manner and at such time as provided in the applicable Trust Agreement.

             5. The Depositor agrees with each of the Underwriters of any Designated Certificates:

        (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Certificates in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Certificates or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Certificates and prior to the Time of Delivery for such Certificates which shall be disapproved by the Representatives for such Certificates promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Depositor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Certificates, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Certificates, of the suspension of the qualification of such Certificates for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Certificates or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

        (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify, or cause to be qualified, such Certificates for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply, or cause compliance, with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Certificates; provided that in connection therewith neither the Depositor nor any Trust shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

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        (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City as amended or supplemented in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of such Certificates and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

        (d) During the period beginning from the date of the Pricing Agreement for such Designated Certificates and continuing to and including the later of (i) the termination of trading restrictions for such Designated Certificates, as notified to the Depositor by the Representatives and (ii) the Time of Delivery for such Designated Certificates, not to, and cause the relevant Trust not to, offer, sell, contract to sell or otherwise dispose of any debt securities of any Trust which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Certificates (it being understood that Certificates of another series based upon different underlying securities shall be deemed not to be substantially similar to such Designated Certificates), without the prior written consent of the Representatives; and

        (e) If the Depositor elects to rely upon Rule 462(b), the Depositor shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Depositor shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

             6. The Depositor covenants and agrees with the several Underwriters that the Depositor will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Depositor’s and the Trusts’ counsel and accountants in connection with the registration of the Certificates under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Trust Agreement, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Certificates; (iii) all expenses in connection with the qualification of the Certificates for offering and sale under state securities laws as provided in Section

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5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys; (iv) any fees charged by securities rating services for rating the Certificates; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Certificates; (vi) the cost of preparing the Certificates; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Trust Agreement, other indenture or the Certificates; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section 6, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Certificates by them, and any advertising expenses connected with any offers they may make.

             7. Each of the several Underwriters represents and agrees with the Depositor that:

        (a) except to the extent permitted under U.S. Treasury Regulation Section 1.163-5(c)(2)(i)(D) (the “D Rules”), (i) it has not offered or sold, and during the restricted period will not offer or sell, any Designated Certificates in bearer form (including any Designated Certificate in global form that is exchangeable for Designated Certificates in bearer form) to a person who is within the United States or its possessions or to a U.S. person and (ii) it has not delivered and will not deliver within the United States or its possessions definitive Designated Certificates in bearer form during the restricted period;

        (b) it has, and through the restricted period will have, in effect procedures reasonably designed to ensure that its employees or agents who are directly engaged in selling Designated Certificates in bearer form are aware that such Designated Certificates may not be offered or sold during the restricted period to a person who is within the United States or its possessions or to a U.S. person, except as permitted by the D Rules;

         (c) if it is a U.S. person, it is acquiring Designated Certificates in bearer form for purposes of resale in connection with their original issuance and if it retains Designated Certificates in bearer form for its own account, it will only do so in accordance with the requirements of U.S. Treasury Regulation Section 1.163-5(c)(2)(i)(D)(6);

        (d) if it transfers to any affiliate Designated Certificates in bearer form for the purpose of offering or selling such Designated Certificates during the restricted period, it will either (i) obtain from such affiliate for the benefit of the Depositor the representations and agreements contained in subsections (a), (b) and (c) of this Section 7 or (ii) repeat and confirm the representations and agreements contained in subsections (a), (b) or (c) on such affiliate’s behalf and obtain from such affiliate the authority to so obligate it;

        (e) it will obtain for the benefit of the Depositor the representations and agreements contained in subsections (a), (b), (c) and (d) of this Section 7 from any person other than any affiliate with whom it enters into a written contract, as defined in U.S. Treasury Regulation Section 1.163-5(c)(2)(i)(D)(4), for the offer or sale during the restricted period of Designated Certificates in bearer form; and

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        (f) it will comply with or observe any other restrictions or limitations set forth in the Prospectus on persons to whom, or the jurisdictions in which, or the manner in which, Designated Certificates may be offered, sold, resold or delivered.

             All terms used in the preceding paragraph that are defined in the Internal Revenue Code (the “Code”) and regulations thereunder, including the D Rules, shall have the meanings specified therein.

            8. The obligations of the Underwriters of any Designated Certificates under the Pricing Agreement relating to such Designated Certificates shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Depositor in or incorporated by reference in the Pricing Agreement relating to such Designated Certificates are, at and as of the Time of Delivery for such Designated Certificates, true and correct, the condition that the Depositor shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

        (a) The Prospectus as amended or supplemented in relation to the applicable Designated Certificates shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Depositor has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

        (b) Sullivan & Cromwell, or other counsel for the Depositor and the relevant Trust satisfactory to the Representatives, shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Certificates, in form and substance satisfactory to the Representatives, to the effect that, subject to customary assumptions:

(i) The Depositor has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware;

(ii) This Agreement and the Pricing Agreement with respect to the Designated Certificates have been duly authorized, executed and delivered by the Depositor;

        (iii) The applicable Trust Agreement has been duly authorized, executed and delivered by the Depositor and duly qualified under the Trust Indenture Act and constitutes a valid and legally binding obligations of the Depositor enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(iv) The Designated Certificates have been duly authorized, executed, authenticated, issued and delivered and entitle the holders thereof to the benefits provided by the applicable Trust Agreement;

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        (v) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Depositor under the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware for the issuance, sale and delivery of the Designated Certificates by such Trust or the Depositor, as the case may be, to the Underwriters have been obtained or made;

        (vi) The issuance of the Designated Certificates in accordance with the applicable Trust Agreement and the sale of the Designated Certificates by the Depositor to you pursuant to this Agreement and the Pricing Agreement with respect to the Designated Certificates do not, and the performance by the Depositor of its obligations under the applicable Trust Agreement, this Agreement and the Pricing Agreement with respect to the Designated Certificates and the performance by such Trust of its obligations under the Designated Certificates will not, (A) violate the Depositor’s Certificate of Incorporation or By-laws, (B) result in a default under or breach of such Trust Agreement or (C) violate any Federal law of the United States or law of the State of New York applicable to the Depositor or such Trust. In connection with the opinion set forth in this subsection (vi), such counsel may state that: (x) such counsel expresses no opinion with respect to Federal or state securities laws, other antifraud laws and fraudulent transfer laws; and (y) insofar as performance by the Depositor of its obligations under the applicable Trust Agreement, this Agreement and the Pricing Agreement with respect to the Designated Certificates or performance by such Trust of its obligations under the Designated Certificates is concerned, such counsel expresses no opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights.

(vii) Neither the Depositor nor such Trust is an “investment company”, as such term is defined in the Investment Company Act;

        (viii) The Registration Statement and the Prospectus as amended or supplemented, as of the date of the most recent supplement, appeared on their face to be appropriately responsive, in all material respects, to the requirements of the Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder; further, nothing that came to such counsel’s attention in the course of their review has caused such counsel to believe that any part of the Registration Statement, when such part became effective, or the Prospectus as amended or supplemented, as of the Time of Delivery, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as amended or supplemented, as of the date of the most recent supplement, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In connection with the opinion set forth in this subsection (viii), such counsel may state that: (A) the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus as amended or supplemented except for those made

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under the captions “Description of Trust Agreements”, “Description of Trust Property”, “Description of Swap Agreements”, “Description of Certificates”, “U.S. Federal Income Tax Consequences” and “Underwriting” insofar as they relate to provisions of documents or of United States Federal tax law therein described; and (B) such counsel does not express any opinion or belief as to (1) the financial statements or other financial data contained in the Registration Statement or the Prospectus as amended or supplemented, (2) information derived from, or contained in, any documents filed with the Commission by any person other than the Depositor or any of its affiliates with respect to securities or other assets that constitute a part of the property of such Trust (except to the extent that such information constitutes a description of provisions of documents that are publicly available) or (3) the statement of the eligibility and qualification of the Trustee under the applicable Trust Agreement.

        (c) Sarah Leah Whitson, Esq., Secretary of the Depositor, or other counsel for the Depositor and the relevant Trust satisfactory to the Representatives, shall have furnished to the Representatives his or her written opinion, dated the Time of Delivery for such Designated Certificates, in form and substance satisfactory to the Representatives, to the effect that:

        (i) To the best of such counsel’s knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Depositor or any of its subsidiaries or, to the best knowledge of the Depositor after due inquiry, such Trust is a party or of which any property of the Depositor or any of its subsidiaries or, to the best knowledge of the Depositor after due inquiry, such Trust is the subject which, if determined adversely to the Depositor or any of its subsidiaries or such Trust, as applicable, would individually or in the aggregate have a material adverse effect on, as applicable, the current or future consolidated financial position or results of operations of the Depositor and its subsidiaries or such Trust; and, to the best of such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

        (ii) The issue and sale of the Designated Certificates and the compliance by the Depositor or such Trust, as applicable, with all of the provisions of the Designated Certificates, the applicable Trust Agreement, this Agreement and the Pricing Agreement with respect to the Designated Certificates and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the material terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor or such Trust is a party or by which the Depositor or such Trust is bound or to which any of the property or assets of the Depositor or such Trust is subject; and

        (iii) Neither the Depositor nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws, and neither the Depositor nor any of its subsidiaries nor such Trust is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound.

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        (d) (i) Neither the issuer of any securities that constitute a part of the property of such Trust nor any of its subsidiaries shall have sustained since the date of its latest audited financial statements any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in filings by such issuer with the Commission prior to the date of the Pricing Agreement relating to the Designated Certificates, (ii) since the respective dates as of which information is given in filings by such issuer with the Commission prior to the date of the Pricing Agreement relating to the Designated Certificates, there shall not have been any change in the capital stock or long-term debt of such issuer or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting, as applicable, the general affairs, management, financial position, stockholders’ equity or results of operations of such issuer and its subsidiaries, otherwise than as set forth or contemplated in filings by such issuer with the Commission prior to the date of the Pricing Agreement relating to the Designated Certificates, and (iii) since the respective dates as of which information is given in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Certificates, there shall not have been any change, or any development involving a prospective change, in or affecting, as applicable, the general affairs, management, financial position or results of operations of the Depositor and its subsidiaries and the relevant Trust, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Certificates, the effect of which, in any such case described in clause (i), (ii) or (iii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Certificates on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Certificates;

        (e) On or after the date of the Pricing Agreement relating to the Designated Certificates (i) no downgrading shall have occurred in the rating accorded the debt securities or preferred stock of any issuer of securities that constitute a part of the property of such Trust (or, in the case of any such issuer that is an insurance company, such issuer’s financial strength or claims paying ability) or the Designated Certificates by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any such debt securities or preferred stock (or, in the case of any such issuer that is an insurance company, such issuer’s financial strength or claims paying ability) or of the Designated Certificates;

        (f) On or after the date of the Pricing Agreement relating to the Designated Certificates there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the securities of any issuer of securities that constitute a part of the property of such Trust on the principal exchange on which such issuer’s common stock trades; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in

12

financial, political or economic conditions in the United States or elsewhere; if the effect of any such event specified in clauses (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Certificates on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Certificates;

(g) The Depositor shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

        (h) The Depositor shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Certificates a certificate or certificates of officers of the Depositor satisfactory to the Representatives as to the accuracy of the representations and warranties of the Depositor herein at and as of such Time of Delivery, as to the performance by the Depositor of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (d)(iii) of this Section 8 and as to such other matters as the Representatives may reasonably request; and

        (i) The Designated Certificates shall have been rated at least Baa by Moody’s Investors Service Inc. and BBB by Standard & Poor’s, a division of the McGraw-Hill Companies Inc. (including, in each case, any successor rating agencies), and such ratings shall continue in effect at the Time of Delivery.

             9. (a) The Depositor will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Certificates, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Depositor shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Certificates, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Depositor by any Underwriter of Designated Certificates through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Certificates.

             (b) Each Underwriter will indemnify and hold harmless the Depositor against any losses, claims, damages or liabilities to which the Depositor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement,

13

the Prospectus as amended or supplemented and any other prospectus relating to the Certificates, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Certificates, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Depositor by such Underwriter through the Representatives expressly for use therein; and will reimburse the Depositor for any legal or other expenses reasonably incurred by the Depositor in connection with investigating or defending any such action or claim as such expenses are incurred.

             (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

             (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Depositor on the one hand and the Underwriters of the Designated Certificates on the other from the offering of the Designated Certificates to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Depositor on the one hand and the Underwriters of the Designated Certificates on the

14

other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Depositor on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Depositor bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Depositor on the one hand or such Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Depositor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Certificates underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Certificates in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Certificates and not joint.

             (e) The obligations of the Depositor under this Section 9 shall be in addition to any liability which the Depositor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Depositor and to each person, if any, who controls the Depositor within the meaning of the Act.

             10. (a) If any Underwriter shall default in its obligation to purchase the Designated Certificates which it has agreed to purchase under the Pricing Agreement relating to such Designated Certificates, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Certificates on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Certificates, then the Depositor shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Certificates on such terms. In the event that, within the respective prescribed period, the Representatives notify the Depositor that they have so arranged for the purchase of such Designated Certificates, or the Depositor notifies the Representatives that it has so arranged for the purchase of such Designated Certificates, the Representatives or the Depositor shall have the right to postpone the Time of Delivery for such Designated Certificates for a period of

15

not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Depositor agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 10 with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Certificates.

             (b) If, after giving effect to any arrangements for the purchase of the Designated Certificates of a defaulting Underwriter or Underwriters by the Representatives and the Depositor as provided in subsection (a) above, the aggregate principal amount of such Designated Certificates which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Certificates, then the Depositor shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Certificates which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Certificates and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Certificates which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Certificates of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

             (c) If, after giving effect to any arrangements for the purchase of the Designated Certificates of a defaulting Underwriter or Underwriters by the Representatives and the Depositor as provided in subsection (a) above, the aggregate principal amount of Designated Certificates which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Certificates, as referred to in subsection (b) above, or if the Depositor shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Certificates of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Certificates shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Depositor, except for the expenses to be borne by the Depositor and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

             11. The respective indemnities, agreements, representations, warranties and other statements of the Depositor and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Depositor, or any officer or director or controlling person of the Depositor, and shall survive delivery of and payment for the Certificates.

             12. If any Pricing Agreement shall be terminated pursuant to Section 10 hereof, the Depositor shall not then be under any liability to any Underwriter with respect to the Designated Certificates covered by such Pricing Agreement except as provided in Sections 6 and 9 hereof. If for any other reason Designated Certificates are not delivered by or on behalf of the Depositor as provided herein, the Depositor will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and

16

delivery of such Designated Certificates, but the Depositor shall then be under no further liability to any Underwriter with respect to such Designated Certificates except as provided in Sections 6 and 9 hereof.

             13. In all dealings hereunder, the Representatives of the Underwriters of Designated Certificates shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

             All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Depositor, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Depositor set forth in the Registration Statement: Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Depositor by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

             14. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Depositor and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Depositor and each person who controls the Depositor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Certificates from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

             15. Time shall be of the essence of each Pricing Agreement. As used herein, “business day” shall mean any day when the Commission's office in Washington, D.C. is open for business.

             16. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

             17. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

             18. The Depositor is authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, without the Underwriters imposing any limitation of any kind.

17

             If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof.

Very truly yours,
Credit And Asset Repackaging Vehicle Corporation
By:	/s/ Sarah Leah Whitson

	Name: Title:	Sarah Leah Whitson Secretary and Vice President

Accepted as of the date hereof:

/s/ Goldman, Sachs & Co.
    (Goldman, Sachs & Co.)

ANNEX I

Pricing Agreement

Goldman, Sachs & Co.,
   [As Representatives of the several
   Underwriters named in Schedule I hereto,]
85 Broad Street,
New York, New York 10004.

•, 200•

Ladies and Gentlemen:

             Credit And Asset Repackaging Vehicle Corporation, a Delaware corporation (the “Depositor”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated September 21, 2001 (the “Underwriting Agreement”), between the Depositor on the one hand and Goldman, Sachs & Co. on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) the Certificates specified in Schedule II hereto (the “Designated Certificates”). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Certificates which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Certificates pursuant to Section 13 of the Underwriting Agreement and the address of the Representatives referred to in such Section 13 are set forth at the end of Schedule II hereto.

             An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Certificates, in the form heretofore delivered to you is now proposed to be filed with the Commission.

             Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Depositor agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Depositor, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Certificates set forth opposite the name of such Underwriter in Schedule I hereto.

             If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this

I-1

letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Depositor. It is understood that your acceptance of this letter on behalf of each of the Underwriters may be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Depositor for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

Very truly yours,
Credit And Asset Repackaging Vehicle Corporation
By:	...............................................
Name: Title:

Accepted as of the date hereof:

..........................................................
    (Goldman, Sachs & Co.)

[On behalf of each of the Underwriters]

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SCHEDULE I

                                                                     Principal
                                                                     Amount of
                                                                     Designated
                                                                    Certificates
                                                                       to be
                              Underwriter[s]                         Purchased

Goldman, Sachs & Co..............................................  $

[Names of other Underwriters]....................................

             Total...............................................  -------------
                                                                   $
                                                                   =============

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SCHEDULE II

Title of Designated Certificates:

Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust Certificates Series •

Aggregate principal amount:

$•

Price to Public:

•% of the principal amount of the Designated Certificates, plus accrued interest, if any, from • to • [and accrued amortization[, if any,] from • to •]

Purchase Price by Underwriters:

•% of the principal amount of the Designated Certificates, plus accrued interest from • to • [and accrued amortization[, if any,] from • to •]

Form of Designated Certificates:

[Definitive form to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the Representatives]]

[Book-entry only form represented by one or more global securities deposited with The Depository Trust Company (“DTC”) or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.]

Specified funds for payment of purchase price:

Federal (same day) funds

Time of Delivery:

• a.m. (New York City time), •, 20•

Trust Agreement:

Trust Agreement dated •, 20•, between the Depositor and •, as trustee

Maturity:

Interest Rate:

• [specify rate, rate basis or calculation method, as applicable]

Interest Payment Dates:

•, commencing on •, 20•.]

Call Option:

The Designated Certificates may be called, [otherwise than through the sinking fund,] in whole or in part at the option of one or more persons specified in the Trust Agreement, in the amount of $• or an integral multiple thereof, [on or after •, 20• at the following call prices (expressed in

I-II-2

percentages of principal amount). If [redeemed on or before •, 20•, •%, and if] redeemed during the 12-month period beginning on •,

Year •	Call Price •

and thereafter at 100% of their principal amount, together in each case with accrued interest to the call date.]

[on any interest payment date falling on or after •, 20•, at the election of one or more persons specified in the Trust Agreement, at a call price equal to the principal amount thereof, plus accrued interest to the date of call]

[Restriction on refunding]

Sinking Fund Provisions:

[No sinking fund provisions]

[The Designated Certificates are entitled to the benefit of a sinking fund to retire $• principal amount of Designated Certificates on • in each of the years 20• through 20•, at 100% of their principal amount plus accrued interest[, together with [cumulative] [noncumulative] redemptions at the option of the Depositor to retire an additional $• principal amount of Designated Certificates in the years 20• through 20• at 100% of their principal amount plus accrued interest.]

[If Designated Certificates are extendable debt securities, insert]

Extendable provisions:

Designated Certificates are repayable on •, at the option of the holder, at their principal amount with accrued interest. The initial annual interest rate will be •%, and thereafter the annual interest rate will be adjusted on •, • and • to a rate not less than •% of the effective annual interest rate on U.S. Treasury obligations with •-year maturities as of the • prior to such •.

[If Designated Certificates are floating rate Certificates, insert—

Floating rate provisions:

Initial annual interest rate will be •% through • [and thereafter will be adjusted [monthly] [on each •, •, • and •] [to an annual rate of •% above the average rate for •-year [securities][certificates of deposit] issued by • and • [insert names of banks].] [and the annual interest rate [thereafter] [from • through •] will be the interest yield equivalent of the weekly average per annum market discount rate for •-month Treasury bills plus •% of Interest Differential (the excess, if any, of (i) the then current weekly average per annum secondary market yield for •-month certificates of deposit over (ii) the then current interest yield equivalent of the weekly average per annum market discount rate for •-month Treasury bills); [from • and thereafter the rate will be the then current interest yield equivalent plus •% of Interest Differential].]

[Defeasance] [Termination] provisions:

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•

Exchange provisions:

•

Closing location for delivery of Designated Certificates:

•

Additional Closing Conditions:

[Paragraph 8(f) of the Underwriting Agreement should be modified in the event that the Certificates are denominated in, indexed to, or principal or interest are paid in, a currency other than the U.S. dollar, more than one currency or in a composite currency. The country or countries issuing such currency should be added to the banking moratorium and hostilities clauses and the following additional clause should be added to the paragraph (the entire paragraph should be restated, as amended):]

“; ( ) the imposition of the proposal of exchange controls by any governmental authority in [insert the country or countries issuing such currency, currencies or composite currency]”.

[Attorneys-in fact:]

•

Names and addresses of Representatives:

Designated Representatives: • Address for Notices, etc.: •

[Other Terms:]

[Add description of particular tax, accounting or other unusual features (such as the addition of event risk provisions) of the Designated Certificates, if necessary to ensure agreement as to the terms of the Designated Certificates to be purchased and sold. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.]

I-II-4